MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2001-1
July 1, 2002 through July 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					1,026,609,899.26
B.	Level Pay Pool Balance of the Initial Rec		926,650,172.78
C.	Last Scheduled Pmt Pool Bal of the Initial Rec		99,959,726.48
D.	Notes
	1.	Class A-1
		a.	Initial Balance				140,000,000.00
		b.	Note Interest Rate			4.63630%
		c.	Noteholders' Final Sched Pmt Date	15-Apr-02
	2.	Class A-2
		a.	Initial Balance				165,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + 0.11%
		c	Noteholders' Final Sched Pmt Date	15-Aug-03
	3.	Class A-3
		a.	Initial Balance				350,000,000.00
		b.	Note Interest Rate			1-Month LIBOR + .18%
		c.	Noteholders' Final Sched Pmt Date	15-May-05
	4.	Class A-4
		a.	Initial Balance				193,022,000.00
		b.	Note Interest Rate			5.3400%
		c.	Noteholders' Final Sched Pmt Date	15-Dec-05
	5.	Class B
		a.	Initial Balance				64,095,000.00
		b.	Note Interest Rate			6.1900%
		c.	Noteholders' Final Sched Pmt Date	15-Jun-07
E.	Certificates Initial Balance				73,955,367.36
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Wtd Avg Coupon (WAC) of the Initial Receivables		7.623%
H.	Wtd Avg Original Term to Maturity  (WAOM) of
	the Initial Rec						57.32 months
I.	Wtd Avg Remaining Term to Maturity (WAM) of
	the Initial Rec						56.02 months
J.	Number of Initial Receivables				44,500
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					1.00%
	2.	Reserve Account Deposit on the Closing Date	9,860,723.67
	3.	Specified Reserve Balance Percentage		2.25%
	4.	Specified Reserve Balance Amount		22,186,628.27
L.	Yield Supplement Account Deposit on the Closing Date	9,988,699.44
M.	Yield Supplement Over Collateralization Balance
	on Closing Date						40,537,531.90
N.	Adjusted Principal Balance of Initial Receivables	986,072,367.36

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					595,170,379.70
B.	Level Payment Pool Balance				506,601,854.60
C.	Last Scheduled Payment Pool Balance			88,568,525.10
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		0.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		242,219,684.66
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		193,022,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		64,095,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificates Balance					73,955,367.36
F.	Reserve Account Balance					11,757,531.77
G.	Yield Supplement Account Balance			0.00
H.	Payahead Account Balance				76,870.79
I.	Yield Supplement Over Collatralization Balance 		21,878,327.68
J.	Deferred Receivables					0.00
K.	Cumulative Losses for All Prior Periods			28,965,806.00
L.	Weighted Average Coupon (WAC)				6.984%
M.	Weighted Average Remaining Term to Maturity  (WAM) 	42.36
N.	Number of Contracts					32,593
O.	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			243,645.57
	2.	Prepayments in Full				104,048.89
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		409,955.67
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				35,668.29
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			35,668.29
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				17,246,774.27
	2.	Collected Principal				17,237,534.35
	3.	Collected Interest				3,491,514.20
	4.	Repurchased Receivables Principal 		346,706.76
	5.	Repurchased Receivables Interest		2,862.78
E.	Simple Interest Contracts - Principal on
	Last Scheduled Payments
	1.	Collected Principal				474,312.83
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal
		Collected Prior to Month of Maturity		474,312.83
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			0.00
	2.	Specified Yield Supplement Account Balance	0.00
G.	Yield Supplement Over Collateralization			20,670,864.77
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				153,989.38
		b.	Current Month Actuarial Advances 	37,822.72
		c.	Reimbursement of Actuarial Advances
			(or payments due prior
			to Cutoff Date)				48,858.88
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				142,953.22
	2.	Precomputed Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advances			0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled
			Payment Advance				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment Advances	0.00
	4.	Net Servicer Advances 				(11,036.16)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					(8,623.13)
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			68,247.66
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)	6.973%
L.	Weighted Average Remaining Maturity (WAM)		41.29
M.	Remaining Number of Receivables				32,023
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1131 	3.53%		21,910,814.08 	3.82%
	2.	60-89 Days
		Delinquent	254 	0.79%		4,871,417.47 	0.85%
	3.	90 Days or more
		Delinquent	212 	0.66%		4,169,300.50 	0.73%
	Net Loss and Defaulted Receivables
	Information
O.	1.	Vehicles Repossessed
		During Month 	110 				1,965,122.50
	2.	Loans Defaulted During
		the Month	146
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,451,597.17
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				507,317.08
	5.	Level Payment Liquidation Proceeds		762,501.66
	6.	Last Scheduled Payment Liquidation Proceeds	11,765.99
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously
		Defaulted Receivables				1,281,752.59
P.	Pool Balances
	1.	Total Pool Balance				573,760,308.84
	2.	Level Pay Pool Balance				486,209,081.94
	3.	Last Scheduled Payment Pool Balance		87,551,226.90
	4.	Deferred Receivables				0.00
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A.	Reserve Account Investment Income			14,025.96
B.	Collection Account Investment Income			23,689.37
C.	Payahead Account Investment Income			106.93
D.	Yield Supplement Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			409,955.67
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			17,237,534.35
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,491,514.20
								21,139,004.22

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					509,981.12
C.	Net Change in Payahead Account Balance 			8,623.13
D.	Net Liquidation Proceeds and Recoveries Received 	2,056,020.24
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					349,569.54
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(11,036.16)
H.	Net Swap Receipt					0.00
I.	Yield Supplement Amount 				0.00
J.	Available Funds						24,052,162.09

VI.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			20,202,607.95
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		20,202,607.95
B.	Total Required Payment
	1.	Total Servicing Fee  				1,495,975.32
	2.	Net Swap Payment				570,418.95
	3.	Accrued Note Interest  Due
		a.	Class A-1				0.00
		b.  	Class A-2				0.00
		c. 	Class A-3 				421,066.96
		d.	Class A-4				858,947.90
		e.	Class B 				330,623.38
		f.	Total Accrued Note Interest		1,610,638.24
	3.	Principal Distribution Amount Due
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3				20,202,607.95
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Total Principal Distribution Amount	20,202,607.95
	4.	Total Required Payment 				23,879,640.46
	5.	Available Funds					24,052,162.09
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				23,879,640.46
C.	Current Period Payments
	1.	Servicing Fee paid				1,495,975.32
	2.	Interest Paid
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				421,066.96
		d.	Class A-4				858,947.90
		e.	Class B					330,623.38
		f.	Total Interest Paid			1,610,638.24
	3.	Remaining Available Funds			20,202,607.95
	4.	Principal Payments
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				20,202,607.95
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Payments		20,202,607.95
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		11,757,531.77
	3.	Plus: Reserve Account Investment Income		14,025.96
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit
		to Reserve Account				11,771,557.73
	7.	Specified Reserve Account Balance		22,186,628.27
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		10,415,070.54
	9.	Funds Available for Deposit to Reserve Account	172,521.63
	10.	Amount Deposited to Reserve Account		172,521.63
	11.	Reserve Account Investment Income
		Released to Seller				0.00
	12.	Ending Reserve Account Balance			11,944,079.36
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					24,052,162.09

VII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	595,170,379.70 		573,760,308.84
	2.	Total Pool Factor	0.5797435		0.5588883
	3.	Level Pmt Pool Bal	506,601,854.60 		486,209,081.94
	4.	Level Pmt Pool Factor	0.5467024		0.5246954
	5.	Last Sched Pmt
		Pool Bal		88,568,525.10 		87,551,226.90
	6.	Note Balance
		a.	Class A-1 	0.00 			0.00
		b.  	Class A-2 	0.00 			0.00
		c. 	Class A-3 	242,219,684.66 		222,017,076.71
		d.	Class A-4	193,022,000.00 		193,022,000.00
		e.	Class B		64,095,000.00 		64,095,000.00
		e.	Total		499,336,684.66 		479,134,076.71
	7.	Pool Factor
		a.	Class A-1 	0.0000000		0.0000000
		b.  	Class A-2 	0.0000000		0.0000000
		c. 	Class A-3 	0.6920562		0.6343345
		d.	Class A-4	1.0000000		1.0000000
		e.	Class B		1.0000000		1.0000000
	8.	Certificate Balance	73,955,367.36 		73,955,367.36
	9.	Certificate Pool
		Factor			1.0000000		1.0000000
	10.	Total Note and
		Certificate Balance	573,292,052.02		553,089,444.07
	11.	Yield Supplement Over
		Collatralization	21,878,327.68		20,670,864.77

B.	Portfolio Information
	1.	Wtd Avg Coupon of
		Portfolio (WAC)		6.984% 			6.973%
	2.	Wtd Avg Remaining Term
		to Maturity of
		Portfolio (WAM) 	42.36 			41.29
	3.	Remaining Number of
		Receivables		32,593 			32,023


VIII.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			2,184,646.60
B.	Realized Losses for Collection Period
	Less Recoveries						902,894.01
C.	Cumulative Losses for all Periods  			29,868,700.01
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	1131 	3.53%		21,910,814	3.82%
	2.	60-89 Days
		Delinquent	254 	0.79%		4,871,417	0.85%
	3.	90 Days or more
		Delinquent	212 	0.66%		4,169,301	0.73%
	4.	Vehicles Repossessed
		During Collection
		Period		110 	0.34%		1,965,123


IX.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		6.86%
	2.	Preceding Collection Period			5.28%
	3.	Current Collection Period 			4.40%
	4.	Three Month Average 				5.52%

B.	Annualized Net Loss					1.82%

C.	Ratio of Balance of Contracts Delinquent 60
	Days or More to the Pool Balance as of the End of
	the Collection Period.
	1.	Second Preceding Collection Period		1.52%
	2.	Preceding Collection Period			1.62%
	3.	Current Collection Period 			1.58%
	4.	Three Month Average 				1.57%

X.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			23,705,005.58
	2.	Yield Supplement Amount from MMCA		0.00
	3 	Net Swap Receipt				0.00
	4 	Net Servicer Advances (if positive) 		0.00
	5 	Reserve Account Draw for Total
		Required Payment 				0.00
	6 	Deposit from Payahead Account  			8,623.13
	7 	Collection Account Investment Income  		23,689.37
	8 	Total Transfers Into Collection Account		23,737,318.08
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			1,495,975.32
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				11,036.16
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				(349,569.54)
		e.	Total To Servicer (Net of Total
			Repurchases)				1,157,441.94

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			21,813,246.19
	3.	Deposit to Payahead Account 			0.00
	4.	Deposit to Reserve Account 			172,521.63
	5.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	23,689.37
		c.	Total to Certificate
			Distribution Account			23,689.37
	6.	Total Transfers from Collection Account		23,737,318.08

XI.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			11,757,531.77
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	172,521.63
	2.	Reserve Account Investment Income 		14,025.96
	3.	Total Transfers Into Reserve Account		186,547.59
C.	Total Transfers In and Beginning Balance		11,944,079.36
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		0.00
E.	Ending Balance						11,944,079.36
F.	Total Distributions and Ending Balance			11,944,079.36

XII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			76,870.79
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	0.00
	2.	Payahead Account Investment Income 		106.93
	3.	Transfer from Pre-Funding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		106.93
C.	Total Transfers In and Beginning Balance		76,977.72
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	8,623.13
	2.	Transfer Investment Income to Servicer 		106.93
	3.	Total Transfers From Payahead Account		8,730.06
E.	Payahead Account Ending Balance 			68,247.66
F.	Total Distributions and Ending Balance			76,977.72

XIII.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		0.00
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	0.00
	2.	Total Transfers Into Yield Supplement Account	0.00
C.	Total Transfers and Beginning Balance  			0.00
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	0.00
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to
		Seller (MART)					0.00
	4.	Total Transfers From Yield Supplement
		Account						0.00
E.	Specified Yield Supplement Account Ending Balance 	0.00
F.	Total Distributions and Ending Balance			0.00

XIV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Payment Distributed
		(less Total Servicing Fee) from
		Collection Account				21,813,246.19
	2.	Total Transfers Into Note Payment Account	21,813,246.19
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				20,623,674.91
		d.	Class A-4				858,947.90
		e.	Class B					330,623.38
		f.	Total Payments to Noteholders		21,813,246.19
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			21,813,246.19

XV.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				0.00
	2.	Collection Account Investment Income		23,689.37
	3.	Total Transfers into Certificate
		Distribution Account				23,689.37
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			23,689.37
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			23,689.37

XVI.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				21,813,246.19
	2.	To Servicer (MMCA) 				1,157,441.94
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				172,521.63
	5 	To Certificate Distribution Account		23,689.37
	6.	Total Distributions From Collection Account	23,166,899.13

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account

C.	Distributions From Payahead Account
	1.	To Collection Account				8,623.13
	2.	Investment Income to Servicer (MMCA) 		106.93
	3.	Total Distributions From Payahead Account	8,730.06

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		0.00
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		0.00
	4.	Total Distributions From Yield
		Supplement Account				0.00

E.	Total Distributions From All Accounts			23,175,629.19
F.	Total Distributions From All Accounts to:
	1.	Note Payment Account				21,813,246.19
	2.	Servicer (MMCA)					1,157,548.87
	3.	Seller (MART)					0.00
	4.	Collection Account 				8,623.13
	5.	Certificate Distribution Account		23,689.37
	6.	Reserve Account					172,521.63
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		23,175,629.19